Exhibit 10.37

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”), dated as of October 20, 2014, is entered into by and among Medbox, Inc., a Nevada corporation (the “Company”), and the Purchaser named on the signature pages hereto.

WITNESSETH:

WHEREAS, on September 19, 2014, the Company and the Purchaser entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”);

WHEREAS, the Company and the Purchaser desire to amend the Securities Purchase Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.           Section 2.4(b)(iv) of the Securities Purchase Agreement shall be deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

There is no existing Event of Default (as defined in the Debentures).

2.           Section 2.4(b)(vi) of the Securities Purchase Agreement shall be deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

From the date hereof to the applicable Closing Date, trading in the Common Stock shall not have been suspended by the Commission  or the Company’s principal Trading Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

3.           Except as modified herein, the terms of the Securities Purchase Agreement shall remain in full force and effect.

4.           This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

MEDBOX, INC.

By: /s/ Guy Marsala
Name: Guy Marsala
Title: CEO

PURCHASER:

YA GLOBAL MASTER SPV LTD
By: Yorkville Advisors Global, LP
Its: Investment Manager

By: /s/ David Gonzalez
Name: David Gonzaelez
Title: Member & General Counsel